Subsidiaries	12 Months Ended
Dec. 31, 2019
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 10 – Subsidiaries

A.	Investments

1.	O.P.C. Energy Ltd. (formerly part of the I.C. Power Ltd group)

OPC is engaged in the area of generation of electricity and supply thereof to private customers and Israel Electric Company (“IEC”), including initiation, development, construction and operation of power plants and facilities for the generation of energy in Israel. OPC’s electricity generation activities and supply thereof focus on generation of electricity using conventional technology and cogeneration technology, and is in the process of constructing an open-cycle plant using conventional technology (a Peaker plant).

OPC’s activities are subject to regulation, including, among other things, the provisions of the Electricity Sector Law, 1996, and the regulations promulgated thereunder, resolutions of the Electricity Authority (“EA”), the provisions of the Law for Promotion of Competition and Reduction of Concentration, 2013, the provisions of the Economic Competition Law, 1998, and the regulations promulgated thereunder, and regulation in connection with licensing of businesses, planning and construction, and environmental quality. The EA is authorized to issue licenses under the Electricity Sector Law (licenses for facilities having a generation capacity in excess of 100 MW also require approval of the Minister of National Infrastructures, Energy and Water), supervise the license holders, determine tariffs and provide benchmarks for the level, nature and quality of the services that are required from a holder of a “Essential Service Provider” license, holder of supply license, holder of a transmission and distribution license, electricity generator and private electricity generator. Accordingly, the EA supervises both IEC and private electricity generators.

OPC’s activities are subject to seasonal fluctuations as a result of changes in the official Time of Use of Electricity Tariff (“TAOZ”), which is regulated and published by the EA. The year is broken down into 3 seasons: “summer” (July and August), “winter” (December through February), and “transition” (March through June and Sepember through November) and for each season a different tariff is set. OPC’s results are based on the generation component, which is part of the TAOZ, and as a result there is a seasonal effect.

a.	O.P.C Rotem Ltd. (“OPC Rotem”)

OPC owns 80% of OPC Rotem, which operates the Rotem Power Plant located in the Rotem Plain. Its operations commenced on July 6, 2013, and OPC Rotem has a license which allows it to produce and sell electricity for a period of 30 years from that date. The Rotem power plant operates using conventional technology in an integrated cycle and has generation capacity of about 466 megawatts (“MW”).

Tamar dispute

In July 2013, the EA published four generation component tariffs/power cost indicators, ranging from NIS 386 per megawatt hour, or MWh, to NIS 333.2 per MWh, instead of the single tariff that had previously been used. In January 2015, the EA published new tariffs, which reduced the tariff rates by approximately 10%. In connection with the indexation of their natural gas price formula for OPC’s gas supply agreement with Noble Energy Mediterranean Ltd., Delek Drilling Limited Partnership, Isramco Negev 2 Limited Partnership, Dor Gas Exploration Limited Partnership, Everest Infrastructures Limited Partnership and Tamar Petroleum Limited Partnership (hereinafter – the “Tamar Partners”), OPC and the Tamar Partners disagreed as to which of the EA’s July 2013 tariffs applied to the Tamar Partners’ supply agreement and have a similar disagreement with respect to the tariffs published in January 2015. On February 2, 2017, OPC received a letter from Tamar Partners’ attorney claiming a debt of $24.6 million (including accrued interest) and requesting that such amount be deposited in escrow pursuant to the gas sale and purchase agreement.

On June 21, 2017, the Tamar Partners filed a request for arbitration against OPC Rotem in accordance with the gas supply agreement. On July 20, 2017, OPC Rotem submitted its response to such request, rejecting the arguments of the Tamar Partners and requesting (i) that it be determined that the relevant tariff in connection with the price of gas for the period in dispute is NIS 333.2 per MWh; (ii) that the amount deposited in escrow, plus the gains accrued thereon, should be released immediately; and (iii) that the Tamar Partners bear OPC Rotem’s arbitration expenses.

In February 2018, the Tamar Partners filed a detailed statement of claim in which they repeated the abovementioned contentions. In addition, an alternative claim was raised. In June 2018, OPC Rotem filed a detailed statement of defence wherein it rejected the contentions. In October 2018 a statement of response was filed by the Tamar Partners and in December 2018 OPC Rotem filed its final reply.

In February 2019, a hearing was held, and in July 2019, the arbitration ruling was received, which dismissed all of the Tamar Partners’ claims against OPC Rotem. The arbitration tribunal ruled that the Tamar Partners is to pay OPC-Rotem approximately NIS 14 million (approximately $3 million) in reimbursement for expenses. OPC Rotem was also entitled to receive the amounts it has deposited in May 2017 (approximately $22 million) in a trust account in connection with the dispute, and any interest accrued since such time. The gain of $4 million on the expenses and the interest accrued on the $22 million deposited of approximately NIS 4 million (approximately $1 million) were received and recorded as Other Income and Financing Income respectively.

b.	O.P.C. Hadera Ltd. (“OPC Hadera”)

OPC owns a 100% interest in OPC Hadera. OPC Hadera holds a conditional license for construction of a power plant for generation of electricity using cogeneration technology located near Hadera Paper with an installed capacity of up to 148.5 megawatts. The Hadera Power Plant is expected to provide the full electricity and steam needs of Hadera Paper and supply electricity to additional private customers and to IEC. The cost of construction is estimated at NIS 1 billion (approximately $289 million).

The construction of the Hadera Power Plant has been delayed by defective components discovered and the actions required to rectify them, along with with the actions necessary to complete the test-run stage. As at December 31, 2019, the commercial operation date of the Hadera Power Plant is expected to take place in the second quarter of 2020. Refer to Note 20.B.b for further details. As at year end, the commercial operation date in OPC Hadera’s conditional license had not yet been extended. For subsequent events, please refer to Note 33.3.B.

c.	Tzomet Energy Ltd. (“OPC Tzomet”)

As at year end, OPC owned a 95% interest in OPC Tzomet. Subsequent to year end, OPC owns a 100% interest in OPC Tzomet (see below for further details). OPC Tzomet is developing a power plant powered by natural gas using open-cycle conventional technology with a capacity of 396MW (“Tzomet project”).

Acquisition of OPC Tzomet

In March 2018, OPC completed the acquisition of 95% of the shares of OPC Tzomet (hereinafter – “95% acquisition”). The total consideration is approximately $23 million, subject to adjustments and milestones. On March 7, 2018, the transaction completion date, OPC paid an amount of $3.65 million. Later in March 2018, an additional $3.65 million was paid.

In January 2019, OPC signed an agreement with the private shareholders in OPC Tzomet, for which a trustee held the remaining 5% of OPC Tzomet’s share capital (hereinafter – “the Sellers”), whereby the Sellers sold their shares in OPC Tzomet to OPC (hereinafter – “the Sale Agreement” and “5% Remaining Shares Sold”, respectively) in increments, on a number of dates and subject to fulfillment of milestones. The aggregate consideration to be paid by OPC for the 5% Remaining Shares Sold is approximately $7.8 million, and it was to be paid in installments against a proportionate transfer of the 5% Remaining Shares Sold to OPC on every payment date and subject to fulfillment of the milestones provided in the Sale Agreement. Upon signing of the Sale Agreement, the first payment was made, in the amount of approximately $0.4 million.

Subsequent to year end, a notification from the EA was received in February 2020 that OPC Tzomet is in compliance with the conditions for financial closing. As a result of the notification, the remaining balance of approximately $15.8 million on the 95% acquisition was paid in March 2020. The balance of the consideration on the 5% Remaining Shares Sold was also paid in two installments i) against transfer of the balance of the 5% Remaining Shares Sold where most of the consideration, in the amount of approximately $6.1 million, was paid in February 2020, and ii) approximately $1.3 million which was paid in March 2020.

As at year end, OPC recognized a liability for payment in respect of the second milestone of approximately $1.3 million, since OPC does not have an unconditional right to refrain from transferring money in respect of this milestone. The difference between the consideration in respect of the first two milestones and the decrease in the share of the holders of the non-controlling interests was recorded in Capital reserve in respect of transactions with holders of non-controlling interests. OPC Tzomet’s assets are included within OPC’s property, plant and equipment as it is an asset acquisition.

Market Concentration Committee – Regulatory Outline Plan and OPC Tzomet’s conditional license

In January 2019, an outline was determined for expanding the business activities of the group to which Kenon belongs to (“the Idan Ofer Group”), in the field of generation of electricity production in terms of market concentration (the “Business Concentration Outline Plan”). The Business Concentration Outline Plan was intended to allow the Business Concentration Committee to modify its opinion concerning the grant of a conditional license for the production of electricity to OPC Tzomet, and to inform the EA that it does not see a reason on the grounds of economy-wide market concentration to prevent the grant of the requested license to OPC Tzomet following the compliance with the terms described in the Business Concentration Outline Plan. This was also to allow the Business Concentration Committee to inform the EA that it does not see reasons of economy-wide market concentration precluding the Idan Ofer Group from receiving additional licenses in the field of electricity production up to the limit stipulated in the relevant sectorial regulations.

In April 2019, the sale of the Idan Ofer Group’s holdings in Reshet Media Ltd. was completed, which was stipulated as a condition under the outline plan, and in the same month, the EA published its decision to grant OPC Tzomet a new conditional license for the construction of a 396MW conventional open-cycle power plant. On April 11, 2019 (the date it was signed by the Israeli Minister of Energy), the conditional license entered into effect and it is conditional on compliance with milestones provided in the license, including reaching commercial operation within 66 months, as well as additional conditions that are customary in licenses of this type. The period of the conditional license can be extended by the EA, subject to the Israeli Minister of Energy’s approval, and subject to the regulation. At the end of the period, OPC Tzomet will be granted a permanent generation license, subject to its compliance with the conditions set by law.

Tariff approval

In December 2019, OPC Tzomet received tariff approval from the EA for the power plant. Subject to completion of the power plant and receipt of a permanent generation license, OPC Tzomet will be entitled to tariffs in respect of sale of availability and energy to the System Administrator for a period of twelve months commencing from the date of receipt of the permanent generation license. Taking into consideration the limitation included in the connection study OPC Tzomet received, the tariff approval includes a reduced availability tariff in 2023, pursuant to the decision of the EA.

As at December 31, 2019, the amount of investment in the Tzomet project amounted to approximately NIS 91 million (approximately $26 million).

Petition filed in the Supreme Court sitting as the High Court of Justice

For details regarding a petition filed in the Supreme Court sitting as the High Court of Justice in connection with the Tzomet project, please refer to Note 20.A.c.

Lease of OPC Tzomet land

Subsequent to year end, in January 2020, Israel Lands Authority (“ILA”) approved allotment of an area measuring about 85 dunams for purposes of construction of the Tzomet Power Plant (hereinafter in this Section – the “Land”) and OPC Tzomet signed a development agreement with Kibbutz Netiv Halamed Heh (hereinafter – the “Kibbutz”) in connection with the Land, which is valid up to November 5, 2024 (hereinafter – “the Approval of the Transaction by ILA” and the “Development Agreement”, as applicable), which after fulfillment of its conditions a lease agreement will be signed for a period of up to November 4, 2044. In addition, in January 2020, the option agreement signed by OPC Tzomet and the Kibbutz for lease of the Land expired, and as part of its cancellation the parties signed an agreement of principles for establishment of a joint company (Tzomet Netiv Limited Partnership) that will own the rights in the Land upon receipt of approval of ILA for this purpose (hereinafter – the “Joint Company”).

As part of the agreement of principles for establishment of the Joint Company, principles were set forth in connection with transfer of the rights of the Kibbutz in the Land to a joint company – this being in exchange for an aggregate amount of NIS 30 million, plus VAT as per law (“the Agreement of Principles for Establishment of the Joint Company”), which the Joint Company paid to the Kibbutz (amounts that were provided by OPC Tzomet). In the Agreement of Principles for Establishment of the Joint Company it was clarified that the Kibbutz acted as a trustee of the Joint Company when it signed the Development Agreement with ILA, and acted as an agent of the Joint Company when it signed the financial specification by virtue of which capitalization fees for the Land were paid, in the amount of about NIS 207 million (approximately $60 million). The Kibbutz also undertook that it will act as an agent and a trustee of the Joint Company, for all intents and purposes, in connection with its holdings in the Land – this being up to the date of receipt of approval of ILA for transfer of the allotment of the Land from the Kibbutz to the Joint Company. OPC Tzomet and the Kibbutz are endeavoring to receive confirmation of ILA that the development agreement and the lease agreement will be recorded in the name of the Joint Company. Further to that stated above, on February 3, 2020, an updated lease agreement was also signed whereby the Joint Company, as the owner of the Land, will lease the Land to OPC Tzomet, for the benefit of the project.

d.	Setting of tariffs by the EA

In December 2016, the EA published its decision regarding an update of the generation component of the TAOZ, which became effective on January 1, 2017, and further reduced the generation component tariff by approximately 0.5% from NIS 265.2 per MWh to NIS 264 per MWh (as opposed to the 8% reduction that was initially proposed in the October 2016 EA draft decision). However, as part of the December 2016 EA decision, TAOZ was also adjusted to reflect a decrease in certain payments made by IPPs to the IEC. As a result of such adjustment, OPC Rotem’s tariffs effectively increased by approximately 2% (despite the 0.5% reduction in the generation component tariff).

On January 8, 2018, the EA published a resolution which entered into force and effect on January 15, 2018, regarding the update of tariffs for 2018 (“2018 Tariff Update”), in which the rate of the production component was raised by 6.7% from NIS 265 per MWh to NIS 281.6 per MWh. As a result of the 2018 Tariff Update, OPC Rotem and OPC Hadera paid a price in 2018 that was higher than the minimum price stipulated in their gas agreements.

In December 2018, the EA published a decision that entered into effect on January 1, 2019, regarding update of the tariffs for 2019 (hereinafter – “the 2019 Tariff Update”), whereby the rate of the generation component was raised by 3.3% from NIS 281.6 per MWh to NIS 290.9 per MWh.

In December 2019, the EA published a decision that entered into effect, subsequent to the year end, on January 1, 2020, regarding the update of the tariffs for 2020, whereby the rate of the generation component was reduced by 8% from NIS 290.0 per MWh to NIS 267.8 per MWh. A decrease in the generation component is expected to have a negative impact on OPC’s profits in 2020 compared to 2019.

e.	Dividend

In March 2019, OPC Rotem declared a dividend of NIS 88 million (approximately $24 million).  OPC’s share of the dividend was NIS 70.4 million (approximately $19 million). The dividend was paid in April 2019. In the same month, OPC declared a dividend of NIS 36 million (approximately $10 million). Kenon’s share of the dividend was approximately $7.5 million. The dividend was paid in April 2019.

In September 2019, OPC Rotem declared a dividend of NIS 150 million (approximately $43 million).  OPC’s share of the dividend was NIS 120 million (approximately $35 million). The dividend was paid in October 2019. In October 2019, OPC declared a dividend of about NIS 200 million (approximately $57 million). Kenon’s share of the dividend was approximately $40 million. The dividend was paid in November 2019.

Subsequent to year end, in February 2020, OPC Rotem declared dividends and OPC’s share of the dividend was NIS 56 million (approximately $16 million).

f.	Issuance of new shares by OPC

In June 2019, OPC issued 5,179,147 new ordinary shares at a price of NIS 23.17 per share to three external institutional entities. Total cash consideration of approximately NIS 120 million (approximately $33 million) was received. As a result of the share issuance, Kenon registered a decrease of 3% in equity interests of OPC from 76% to 73%. Accordingly, the Group recognised $14 million in non-controlling interests and $19 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In September 2019, OPC issued 5,849,093 new ordinary shares at a price of NIS 26.5 per share to four external institutional entities. Total cash consideration of approximately NIS 155 million (approximately $44 million) was received. As a result of the share issuance, Kenon registered a decrease of 3% in equity interests of OPC from 73% to 70%. Accordingly, the Group recognised $20 million in non-controlling interests and $24 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

2.	I.C. Green Energy Ltd (I.C. Green)

As of December 31, 2019, I.C. Green held 90.85% of the shares of Primus Green Energy Inc. (“PGE”). PGE is involved in the early stage gas to liquid business. I.C. Green granted PGE additional convertible bridge financing of approximately $4.8 million in 2019 (2018: $7.4 million). As at year end, the outstanding convertible loans including interest have been consolidated to a convertible bridge financing agreement in the amount of $49 million with interest of 1.61% annually.

B.	The following table summarizes the information relating to the Group’s subsidiary in 2019, 2018 and 2017 that has material NCI:

	As at and for the year ended December 31,
	2019	2018	2017
	OPC Energy Ltd.	OPC Energy Ltd.	OPC Energy Ltd.
	$ Thousands
NCI percentage *	35.31%	32.23%	34.82%
Current assets	204,128	184,211	204,461
Non-current assets	807,133	720,469	736,123
Current liabilities	(100,313)	(77,792)	(99,441)
Non-current liabilities	(663,328)	(624,570)	(667,996)
Net assets	247,620	202,318	173,147
Carrying amount of NCI	87,435	65,215	60,290

Revenue	373,142	363,262	365,395
Profit after tax	34,366	26,266	15,934
Other comprehensive income/(loss)	15,569	(14,280)	8,514
Profit attributable to NCI	16,433	11,396	8,323
OCI attributable to NCI	4,353	(4,554)	3,686
Cash flows from operating activities	109,254	85,581	110,290
Cash flows from investing activities	(41,123)	(102,080)	(154,194)
Cash flows from financing activites excluding dividends paid to NCI	(40,539)	(34,474)	165,107
Dividends paid to NCI	(13,501)	-	(4,159)
Effect of changes in the exchange rate on cash and cash equivalents	9,202	(7,570)	7,126
Net increase/(decrease) in cash and cash equivalents	23,293	(58,543)	124,170

* The NCI percentage represents the effective NCI of the Group.